Supplement to the
Fidelity Advisor® New Insights Fund
Class A, Class M, Class C, Class I, and Class Z
March 1, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matthew Drukker (Co-Portfolio Manager) has managed the fund since 2025.
ANIF-SUSTK-0425-103 1.9881418.103	April 11, 2025